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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                            FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 1995

                 ARCHER-DANIELS-MIDLAND COMPANY
        (Exact name of Registrant as specified in its charter)


      Delaware                1-44                  41-0129150
    (State or other          (Commission          (I.R.S. Employer
     jurisdiction            File Number)         Identification No.)
     of incorporation)



                      4666 Faries Parkway
                       Decatur, Illinois             62526
         (Address of principal executive offices)   (Zip Code)

 Registrant's telephone number, including area code: 217/424-5200

                                Not Applicable
  (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On June 28, 1995 the Company issued a press release stating that a grand jury in the Northern District of Illinois in Chicago is conducting an investigation into possible violations of federal antitrust laws and related crimes in the food additives industry, specifically citric acid, high fructose corn syrup, and lysine.

Item 7.  Financial Statements and Exhibits (20)

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                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ARCHER-DANIELS-MIDLAND COMPANY




                                   ______________________________
                                   R. P. Reising
                                   Vice President, Secretary
                                   and General Counsel

Dated: June 30, 1995
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                             EXHIBIT INDEX

Exhibit No.               Exhibit                    Form of Filing

20                   Press release of the Company    Electronic
                       dated June 28, 1995           Transmission

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